                                                                     EXHIBIT 4.5


                        [FORM OF SUBORDINATED INDENTURE]

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                               TEMPLE-INLAND INC.,

                                    as Issuer

                                       and

                              JPMORGAN CHASE BANK,
                                   as Trustee,

                                   ---------

                                    INDENTURE

                          Dated as of           , 2002
                                      ----------

                                   ---------


        Providing for Issuance of Subordinated Debt Securities in Series


--------------------------------------------------------------------------------



                                TABLE OF CONTENTS

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Recitals of the Company ...................................................  1
Agreements of the Parties .................................................  1


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions...................................................  1
             Act...........................................................  2
             Affiliate.....................................................  2
             Attributable Debt.............................................  2
             Authenticating Agent..........................................  3
             Board of Directors............................................  3
             Board Resolution..............................................  3
             Business Day..................................................  3
             Commission....................................................  3
             Company.......................................................  3
             Company Request...............................................  3
             Components....................................................  3
             Conversion Date...............................................  4
             Corporate Trust Office........................................  4
             Debt..........................................................  4
             Defaulted Interest............................................  4
             Depositary....................................................  4
             European Communities..........................................  4
             Event of Default..............................................  4
             Exchange Rate.................................................  4
             Exchange Rate Agent...........................................  5
             Exchange Rate Officer's Certificate...........................  5
             Financial Services Subsidiary.................................  5
             Foreign Currency..............................................  6
             Funded Debt...................................................  6
             Global Security...............................................  6
             Holder........................................................  6
             Indenture or this Indenture...................................  6
             Independent...................................................  6
             Interest......................................................  7
             Interest Payment Date.........................................  7
             Maturity......................................................  7

                                       i

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             Mortgage....................................................    7
             Officers' Certificate.......................................    7
             Opinion of Counsel..........................................    7
             Original Issue Discount Security............................    7
             Outstanding.................................................    7
             Paying Agent................................................    9
             Person......................................................    9
             Place of Payment............................................    9
             Predecessor Securities......................................    9
             Principal Manufacturing Facility............................    9
             Redemption Date.............................................    9
             Redemption Price............................................    9
             Regular Record Date.........................................    9
             Repayment Date..............................................   10
             Repayment Price.............................................   10
             Required Currency...........................................   10
             Responsible officer.........................................   10
             Security or Securities......................................   10
             Security Register...........................................   10
             Security Registrar..........................................   10
             Securityholder..............................................   10
             Senior Indebtedness.........................................   10
             Senior Indenture............................................   11
             Special Record Date.........................................   11
             Stated Maturity.............................................   11
             Subsidiary..................................................   11
             Timberlands.................................................   11
             Trust Indenture Act or TIA..................................   11
             Trustee.....................................................   11
             Vice President..............................................   11
             Voting Stock................................................   11
             Yield to Maturity...........................................   12
Section 102. Compliance Certificates and Opinions........................   12
Section 103. Form of Documents Delivered to Trustee......................   12
Section 104. Acts of Securityholders.....................................   13
Section 105. Notices, etc., to Trustee and Company.......................   15
Section 106. Notices to Securityholders; Waiver..........................   15
Section 107. Conflict with Trust Indenture Act...........................   16
Section 108. Effect of Headings and Table of Contents....................   16
Section 109. Successors and Assigns......................................   16
Section 110. Separability Clause.........................................   16
Section 111. Benefits of Indenture.......................................   16
Section 112. Governing Law...............................................   16
Section 113. Counterparts................................................   16
Section 114. Judgment Currency; Payment to Be in Proper Currency.........   16
Section 115. Moneys of Different Currencies to be Segregated.............   17


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                             ARTICLE TWO

                            SECURITY FORMS

Section 201. Forms Generally............................................   18
Section 202. Forms of Securities........................................   18
Section 203. Form of Trustee's Certificate of Authentication............   18
Section 204. Securities Issuable in the Form of a Global Security.......   19


                            ARTICLE THREE

                            THE SECURITIES

Section 301. General Title; General Limitations; Issuable in
                 Series; Terms of Particular Series.....................   21
Section 302. Denominations..............................................   23
Section 303. Execution, Authentication and Delivery and Dating..........   24
Section 304. Temporary Securities.......................................   26
Section 305. Registration, Transfer and Exchange........................   26
Section 306. Mutilated, Destroyed, Lost and Stolen Securities...........   28
Section 307. Payment of Interest; Interest Rights Preserved.............   28
Section 308. Persons Deemed Owners......................................   30
Section 309. Cancellation...............................................   30
Section 310. Computation of Interest....................................   30
Section 311. Payment in Currencies......................................   31


                             ARTICLE FOUR

                      SATISFACTION AND DISCHARGE

Section 401. Satisfaction and Discharge of Indenture....................   34
Section 402. Application of Trust Money.................................   35
Section 403. Satisfaction, Discharge and Defeasance of Securities
                 of any Series..........................................   35


                             ARTICLE FIVE

                               REMEDIES

Section 501. Events of Default..........................................   37
Section 502. Acceleration of Maturity; Rescission and Annulment.........   39
Section 503. Collection of Indebtedness and Suits for Enforcement
                 by Trustee.............................................   41



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Section 504. Trustee May File Proofs of Claim.............................   42
Section 505. Trustee May Enforce Claims Without Possession of
                 Securities...............................................   43
Section 506. Application of Money Collected...............................   43
Section 507. Limitation on Suits..........................................   44
Section 508. Unconditional Right of Securityholders to Receive
                 Principal, Premium and Interest..........................   44
Section 509. Restoration of Rights and Remedies...........................   45
Section 510. Rights and Remedies Cumulative...............................   45
Section 511. Delay or Omission Not Waiver.................................   45
Section 512. Control by Securityholders...................................   45
Section 513. Waiver of Past Defaults......................................   46
Section 514. Undertaking for Costs........................................   46
Section 515. Waiver of Stay or Extension Laws.............................   46


                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601. Certain Duties and Responsibilities..........................   47
Section 602. Notice of Defaults...........................................   48
Section 603. Certain Rights of Trustee....................................   49
Section 604. Not Responsible for Recitals or Issuance of Securities.......   50
Section 605. May Hold Securities..........................................   50
Section 606. Money Held in Trust..........................................   50
Section 607. Compensation and Reimbursement...............................   50
Section 608. Disqualification; Conflicting Interests......................   51
Section 609. Corporate Trustee Required; Eligibility......................   51
Section 610. Resignation and Removal; Appointment of Successor............   52
Section 611. Acceptance of Appointment by Successor.......................   53
Section 612. Merger, Conversion, Consolidation or Succession to Business..   54
Section 613. Preferential Collection of Claims Against Company............   55
Section 614. Appointment of Authenticating Agent..........................   55


                                 ARTICLE SEVEN

            SECURITYHOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701. Company to Furnish Trustee Names and Addresses of
                 Securityholders..........................................   57
Section 702. Preservation of Information; Communications to
                 Securityholders..........................................   57
Section 703. Reports by Trustee...........................................   58
Section 704. Reports by Company...........................................   59


                                       iv

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                              ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801.  Company May Consolidate, etc., Only on Certain Terms........   60
Section 802.  Successor Corporation Substituted...........................   60


                              ARTICLE NINE

                         SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Securityholders..   61
Section 902.  Supplemental Indentures with Consent of Securityholders.....   62
Section 903.  Execution of Supplemental Indentures........................   63
Section 904.  Effect of Supplemental Indentures...........................   64
Section 905.  Conformity with Trust Indenture Act.........................   64
Section 906.  Reference in Securities to Supplemental Indentures..........   64


                               ARTICLE TEN

                                COVENANTS

Section 1001. Payment of Principal, Premium and Interest..................   64
Section 1002. Maintenance of Office or Agency.............................   64
Section 1003. Money for Security Payments to be Held in Trust.............   65
Section 1004. Statement as to Compliance..................................   66
Section 1005. Corporate Existence.........................................   67
Section 1006. Limitation on Liens.........................................   67
Section 1007. Limitation on Sale and Leaseback Transactions...............   69
Section 1008. Limitation on Debt of Subsidiaries..........................   69
Section 1009. Limitation on Transfers of Principal Manufacturing
                  Facilities or Timberlands to Financial Services
                  Subsidiaries............................................   71
Section 1010. Waiver of Certain Covenants.................................   71


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                             ARTICLE ELEVEN

                        REDEMPTION OF SECURITIES

Section 1101. Applicability of Article....................................   71
Section 1102. Election to Redeem; Notice to Trustee.......................   72
Section 1103. Selection by Trustee of Securities to be Redeemed...........   72
Section 1104. Notice of Redemption........................................   72
Section 1105. Deposit of Redemption Price.................................   73
Section 1106. Securities Payable on Redemption Date.......................   73
Section 1107. Securities Redeemed in Part.................................   74
Section 1108. Provisions with Respect to any Sinking Funds................   74


                             ARTICLE TWELVE

                       SUBORDINATION OF SECURITIES

Section 1201. Securities Subordinate to Senior Indebtedness...............   75
Section 1202. Payment Upon Dissolution, etc...............................   76
Section 1203. No Payment When Senior Indebtedness in Default..............   77
Section 1204. Payment Permitted if No Default.............................   78
Section 1205. Subrogation to Rights of Holders of Senior Indebtedness.....   78
Section 1206. Provisions Solely to Define Relative Rights.................   78
Section 1207. Trustee to Effectuate Subordination.........................   78
Section 1208. No Waiver of Subordination Provisions.......................   79
Section 1209. Notice to Trustee...........................................   79
Section 1210. Reliance on Judicial Order or Certificate of Liquidating
                  Agent...................................................   80
Section 1211. Rights of Trustee as a Holder of Senior Indebtedness;
                  Preservation of Trustee's Rights........................   80
Section 1212. Article Applicable to Paying Agents.........................   81
Section 1213. No Suspension of Remedies...................................   81
Section 1214. Trust Moneys Not Subordinated...............................   81
Section 1215. Trustee Not Fiduciary for Holders of Senior Indebtedness....   81

         THIS INDENTURE between TEMPLE-INLAND INC., a Delaware corporation (hereinafter called the "Company") having its principal office at 1300 MoPac Expressway South, Austin, Texas 78746 and JPMORGAN CHASE BANK, a New York banking corporation, as Trustee (hereinafter called the "Trustee"), is made and entered into as of this ___ day of ____________, 2002.

                             Recitals of the Company

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of its unsecured and subordinated debentures, notes, bonds or other evidences of indebtedness, which will be subordinated to the Senior Indebtedness of the Company to the extent and in the manner set forth in Article Twelve (as such Article may be revised pursuant to Section 301(14)), to be issued in one or more fully registered series.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                            Agreements of the Parties

         To set forth, or to provide for the establishment of, the terms and conditions upon which the Securities are and are to be authenticated, issued and delivered, and in consideration of the premises and the purchase of Securities by the Holders thereof, it is mutually covenanted and agreed as follows, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as the case may be:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

         Section 101. Definitions. For all purposes of this Indenture and of any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

                  (4) all references in this instrument to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act" when used with respect to any Securityholder has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Attributable Debt" means, at the time of determination, the present value (discounted at the interest rate, compounded semi-annually, equal to the weighted average Yield to Maturity of the Securities then Outstanding hereunder, such average being weighted by the principal amount of the Securities of each series or, in the case of Original Issue Discount Securities, such amount to be determined as provided in the definition of "Outstanding") of the obligation of a lessee for net rental payments during the remaining term of any lease (including any period for which such lease has been extended) entered into in connection with a Sale and Leaseback Transaction (as defined in Section 1007).

         "Authenticating Agent" means any Person authorized by the Trustee to authenticate Securities under Section 614.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York, New York, or (i) with respect to Securities denominated in a Foreign Currency, the principal financial center of the country of the Foreign Currency as specified in the Board Resolution pursuant to Section 301, or (ii) with respect to Securities which will bear interest based on a specified percentage of London Interbank offered quotations ("LIBOR"), London, England.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, President, a Vice President, Treasurer or Secretary and delivered to the Trustee.

         "Components", with respect to a composite currency, means the currency amounts that are components of such composite currency on the Conversion Date with respect to such composite currency. If the official unit of any component currency is altered by way of combination or subdivision, the amount of such currency in the Component shall be proportionately divided or multiplied. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of such consolidated component currencies expressed in such single currency, and such amount shall thereafter be a Component. If after such Conversion Date any component currency shall be divided into two or more currencies, the amount of such currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of such former component currency divided by the number of currencies into which such component currency was divided, and such amounts shall thereafter be Components.

         "Conversion Date", with respect to a composite currency, has the meaning specified in Section 311.

         "Corporate Trust Office" means the office of the Trustee in New York, New York at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 450 West 33rd Street, New York, N.Y. 10001.

         "Debt" means indebtedness for money borrowed.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" shall mean, unless otherwise specified by the Company pursuant to either Section 204 or 301 with respect to Securities of any series issuable or issued as a Global Security, The Depository Trust Company, New York, New York, or any successor thereto registered under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

         "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

         "Event of Default" has the meaning specified in Article Five.

         "Exchange Rate" means (a) with respect to U.S. dollars in which payment is to be made on a series of Securities denominated in a composite currency unit, the exchange rate between U.S. dollars and such composite currency unit reported by the agency or organization, if any, responsible for overseeing such composite currency unit, on the applicable Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, or on such other date provided herein, as the case may be; (b) with respect to U.S. dollars in which payment is to be made on a series of Securities denominated in a Foreign Currency, the noon U.S. dollar buying rate for that currency for cable transfers quoted by the Exchange Rate Agent in The City of New York on the Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, or on such other date provided therefore, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York; and (c) with respect to Foreign Currency in which payment is to be made on a series of Securities converted into U.S. dollars pursuant to Section 311(d)(i), the noon U.S. dollar selling rate for that currency for cable transfers quoted by the Exchange Rate Agent in The City of New York on the Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal or on such other date provided herein, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York. If for any reason such rates are not available with respect to one or more currencies for which an Exchange Rate is required, the Company shall use such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more commercial banks in The City of New York or in the country of issue of the currency in question, or such other quotations as the Company, in each case, shall deem appropriate. If there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be the largest market upon which a nonresident issuer of securities designated in such currency would purchase such currency in order to make payments in respect of such securities.

         "Exchange Rate Agent" means the New York clearing house bank designated by the Company (with notice to the Trustee) to act as such for any series of Securities, or any successor thereto.

         "Exchange Rate Officer's Certificate", with respect to any date for the payment of principal of (and premium, if any) and interest on any series of Securities, means a certificate setting forth the applicable Exchange Rate as of the Regular or Special Record Date with respect to an Interest Payment Date or the fifteenth day immediately preceding the Maturity of an installment of principal, as the case may be, and the amounts payable in U.S. dollars in respect of the principal of (and premium, if any) and interest on Securities denominated in a composite currency or Foreign Currency, and signed by the Chairman of the Board, the President, any Vice President, any Assistant Vice President, the Treasurer, any Assistant Treasurer, the Controller or any Assistant Controller of the Company and delivered to the Trustee.

         "Financial Services Subsidiary" means any Subsidiary principally engaged in banking (including mortgage banking), real estate development, insurance or a similar financial services business, including, without limitation, subsidiaries which conduct the activities engaged in at the date of this Indenture by Lumbermen's Investment Corporation and its subsidiaries and Temple-Inland Financial Services Inc.

         "Foreign Currency" means a currency issued by the government of any country other than (1) the United States of America, or (2) a composite currency based on the aggregate value of currencies of any group of countries.

         "Funded Debt" means Debt that by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of the creation of such Debt.

         "Global Security" shall mean with respect to any series of Securities issued hereunder, a Security which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and an indenture supplemental hereto, if any, or Board Resolution and pursuant to a Company Order, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same issue date, date or dates on which principal is due, and interest rate or method of determining interest.

         "Holder" when used with respect to any Security means a Securityholder.

         "Indenture" or "this Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301.

         "Independent" when used with respect to any specified Person means such a Person who (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Securities or in any Affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any Affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by a Company Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of any installment of interest on those Securities.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Mortgage" means any mortgage, pledge, lien, encumbrance, charge or security interest of any kind.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer or the Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers' Certificate be signed also by an engineer or an accountant or other expert, such engineer, accountant or other expert (except as otherwise expressly provided in this Indenture) may be in the employ of the Company, and shall be acceptable to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be an employee of or of counsel to the Company. Such counsel shall be acceptable to the Trustee, whose acceptance shall not be unreasonably withheld.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof.

         "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) such Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee in trust for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) such Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, or which shall have been paid pursuant to the terms of
         Section 306 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company); and

                  (iv) Securities deemed to have been paid under Section 403.

In determining whether the Holders of the requisite principal amount of such Securities Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof and in determining whether the Holders of the requisite principal amount of such Securities Outstanding have given a direction concerning the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Indenture or a consent on behalf of the Holders of any series of Securities to the waiver of any past Default and its consequences, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer assigned to the Institutional Trust Services department (or successor department) of the Trustee knows to be owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act as owner with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means with respect to any series of Securities issued hereunder the city or political subdivision so designated with respect to the series of Securities in question in accordance with the provisions of
Section 301.

         "Predecessor Securities" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security.

         "Principal Manufacturing Facility" means any linerboard, corrugating medium, paperboard, paper or pulp mill or any paper converting plant of the Company or any Subsidiary that is located within the United States of America, other than any such mill or plant or portion thereof (i) that is financed by obligations issued by a State, a territory or a possession of the United States of America, or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is excludable from gross income of the holders thereof pursuant to the provisions of Section 103(a)(1) of the Internal Revenue Code (or any successor to such provision) as in effect at the time of issuance of such obligations, or (ii) that, in the opinion of the Board of Directors, is not of material importance to the total business conducted by the Company and its Subsidiaries as an entirety.

         "Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption by, or pursuant to, this Indenture.

         "Redemption Price" when used with respect to any Security to be redeemed means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date specified in such Security as the Regular Record Date.

         "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

         "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

         "Required Currency" means the currency in which the Securities of any series are payable, in accordance with their terms or pursuant to an election made by one or more Securityholders pursuant to Section 301 or Section 311.

         "Responsible Officer" when used with respect to the Trustee means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer or trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security" or "Securities" means any note or notes, bond or bonds, debenture or debentures, or any other evidences of indebtedness, as the case may be, of any series authenticated and delivered from time to time under this Indenture.

         "Security Register" shall have the meaning specified in Section 305.

         "Security Registrar" means the Person who keeps the Security Register specified in Section 305.

         "Securityholder" means a Person in whose name a Security is registered in the Security Register.

         "Senior Indebtedness" means (a) the principal (and premium, if any) and interest with respect to all indebtedness for money borrowed of the Company whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such indebtedness is not senior or prior in right of payment to the Securities and
(b) amendments, supplements, deferrals, renewals, extensions, modifications and refundings of any liability of the types referred to in clause (a) above.

         "Senior Indenture" means the indenture entered into between the Company and JPMorgan Chase Bank (formerly known as Chemical Bank), as Trustee, dated September 1, 1986 (as amended).

         "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 307) means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" of the Company means any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the Company or by one or more of its Subsidiaries, or both.

         "Timberlands" means at any time property in the United States of America that contains standing timber which is, or upon completion of a growth cycle then in process is expected to become, of a commercial quantity and of merchantable quality.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" shall mean, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the Trustee in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean and include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock", as applied to the stock of any corporation, means stock of any class or classes (however designated) having by the terms thereof ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such corporation other than stock having such power only by reason of the happening of a contingency.

         "Yield to Maturity" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

         Section 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the statement required by Section 1004) shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been compiled with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to the other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 104. Acts of Securityholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders or Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness to such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security
Register.

         (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided that no such authorization, agreement or consent by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon whether or not notation of such action is made upon such Security.

         (f) For purposes of determining the principal amount of Outstanding Securities of any series the Securityholders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent, waiver or take any other Act under the Indenture, each Security denominated in a Foreign Currency or composite currency shall be deemed to have a principal amount determined by an Exchange Rate Agent (as evidenced by a certificate of such Exchange Rate Agent) by converting the principal amount of such Security in the currency or currencies in which such Security is denominated into U.S. dollars at the Exchange Rate(s) (determined by such Exchange Rate Agent) as of 9:00 A.M. New York time on the date such Act is delivered to the Trustee pursuant to Section 104(a) (or, if there is no rate quoted for any such currency on such date the last date such rate is quoted).

         Section 105. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Securityholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Securityholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Institutional Trust Services, or

                  (2) the Company by the Trustee or by any Securityholder shall be sufficient for every purpose hereunder (except as provided in Section 501(4) or, in the case of a request for repayment, as specified in the Security carrying the right to repayment) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

         Section 106. Notices to Securityholders; Waiver. Where this Indenture or any Security provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Security expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture or any Security provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to any Securityholder when such notice is required to be given pursuant to any provision of this Indenture, then any method of notification as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

         Section 107. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         Section 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         Section 110. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 111. Benefits of Indenture. Nothing in this Indenture or in any Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Authenticating Agent or Paying Agent, the Security Registrar and the Holders of Securities (or such of them as may be affected thereby) and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 112. Governing Law. This Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

         Section 113. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 114. Judgment Currency; Payment to Be in Proper Currency. Each reference in any Security, or in the Board Resolution relating thereto, to any currency shall be of the essence. Subject to Section 311(d), the Company agrees, to the fullest extent that it may effectively do so under applicable law, that
(a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of (or premium, if any) or interest on the Securities of any series in the Required Currency into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the Exchange Rate (as determined by the Exchange Rate Agent) on the New York Banking Day preceding that on which final unappealable judgment is given and (b) its obligations (i) to make any payment of principal of (and premium, if any) and interest on any Security shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, either pursuant to any judgment (whether or not entered in accordance with subsection (a)) or otherwise, in any currency other than the Required Currency then due and payable, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in the City of New York or a day on which banking institutions in the City of New York are authorized or required by law or executive order to close. Except as permitted under Section 311(d), if any such tender or recovery is in a currency other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such currency for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, and the Company shall remain fully liable for any shortfall or delinquency in the full amount of Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of Required Currency then due and payable.

         Section 115. Moneys of Different Currencies to be Segregated. The Trustee shall segregate all moneys, funds and accounts held by the Trustee hereunder in one currency from any money, funds or accounts in any other currencies, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

                                  ARTICLE TWO

                                 SECURITY FORMS

         Section 201. Forms Generally. The Securities shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Section 202. Forms of Securities. Each Security shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of a Security to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by, or pursuant to which, such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of Security which has been approved thereby or, if a Board Resolution authorizes a specific officer or officers to approve a form of Security, a certificate of such officer or officers approving the form of Security attached thereto. Any form of Security approved by, or pursuant to, a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

         Section 203. Form of Trustee's Certificate of Authentication. The form of Trustee's Certificate of Authentication for any Security issued pursuant to this Indenture shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                    [Insert name of Trustee], as Trustee,

                                    By:
                                        ---------------------------------
                                        Authorized Officer

         Section 204. Securities Issuable in the Form of a Global Security. (a) If the Company shall establish pursuant to Section 301 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 303 and the Company Order delivered to the Trustee thereunder, authenticate and deliver, such Global Security or Securities which
(i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

         (b) Notwithstanding any other provision of this Section 204 or of
Section 305, subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 305, only to a nominee of the Depositary for such Global Security, or to the Depositary, or a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

         (c) (i) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary for the Securities for such series shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.

                  (ii) The Company may at any time and in its sole discretion determine that the Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Security or Securities representing such series in exchange for such Global Security or Securities.

                  (iii) If specified by the Company pursuant to Section 301 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                  (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in definitive registered form in authorized denominations. Upon the exchange of a Global Security for individual Securities, such Global Security shall be cancelled by the Trustee. Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities at its Corporate Trust Office to the persons in whose names such Securities are so registered.


                                 ARTICLE THREE

                                 THE SECURITIES

         Section 301. General Title; General Limitations; Issuable in Series; Terms of Particular Series. The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is not limited. The Securities shall be subordinated in right of payment to the Senior Indebtedness of the Company to the extent and in the manner set forth in Article Twelve (as such Article may be revised pursuant to Section 301(14)).

         The Securities may be issued in one or more series up to an aggregate principal amount of Securities as from time to time may be authorized by the Board of Directors. All Securities of each series under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Stated Maturity of the Securities of such series.

         Each series of Securities shall be created either by, or pursuant to, a Board Resolution or by an indenture supplemental hereto. The Securities of each such series may have such titles, bear such date or dates, be payable at such place or places, have such Stated Maturity or Maturities, be issuable at such premium over or discount from their face value, bear interest at such rate or rates, from such date or dates, payable in such installments and on such dates and at such place or places to the Holders of Securities registered as such on such Regular Record Dates, or may bear no interest, and may be redeemable or repayable at such Redemption Price or Prices or Repayment Price or Prices, as the case may be, whether at the option of the Holder or otherwise, and upon such terms, all as shall be provided for in, or pursuant to, the Board Resolution or in the supplemental indenture creating that series. There may also be established in, or pursuant to, a Board Resolution or in a supplemental indenture prior to the issuance of Securities of each such series, provision for:

                  (1) the exchange or conversion of the Securities of that series, at the option of the Holders thereof, for or into new Securities of a different series or other securities;

                  (2) a sinking or purchase fund or other analogous obligation;

                  (3) if other than U.S. dollars, the currency or currencies or units based on, or related to, currencies in which the Securities of such series shall be denominated and in which payments of principal of, and any premium and interest on, such Securities shall or may be payable;

                  (4) if the principal of, and premium, if any, or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a holder thereof, in a coin or currency (including a composite currency) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (5) if the amount of payments of principal of, and premium, if any, or interest, if any, on the Securities of such series may be determined with reference to an index based on a coin or currency (including a composite currency) other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

                  (6) a limitation on the aggregate principal amount of the Securities of that series;

                  (7) the exchange of Securities of that series, at the option of the Holders thereof, for other Securities of the same series of the same aggregate principal amount of a different authorized kind or different authorized denomination or denominations, or both;

                  (8) the appointment by the Trustee of an Authenticating Agent in one or more places other than the location of the office of the Trustee with power to act on behalf of the Trustee and subject to its direction in the authentication and delivery of the Securities of any one or more series in connection with such transactions as shall be specified in the provisions of this Indenture or in the Board Resolution or the supplemental indenture creating such series;

                  (9) the portion of the principal amount of Securities of the series, if other than the principal amount thereof, which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable in bankruptcy pursuant to Section 504;

                  (10) any Event of Default with respect to the Securities of such series, if not set forth herein;

                  (11) any covenant solely for the benefit of the Securities of such series;

                  (12) the applicability of Section 403 of this Indenture to the Securities of such series;

                  (13) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Securities; and the Depositary for such Global Security or Securities;

                  (14) any provisions in modification of, in addition to or in lieu of the provisions of Article Twelve (or the definition of the term "Senior Indebtedness" contained in Section 101 or any other term used in such definition or in Article Twelve) that shall be applicable to the Securities of the series; and

                  (15) any other terms of the series, which shall not be inconsistent with the provisions of this Indenture,

all upon such terms as may be determined in or pursuant to a Board Resolution or in a supplemental indenture with respect to such series.

         The form of the Securities of each series shall be established pursuant to the provisions of this Indenture in or pursuant to the Board Resolution or in the supplemental indenture creating such series. The Securities of each series shall be distinguished from the Securities of each other series in such manner as the Board of Directors may determine.

         Unless otherwise provided with respect to Securities of a particular series, the Securities of any series may only be issuable in registered form, without coupons.

         Section 302. Denominations. The Securities of each series shall be issuable in such denominations and currency as shall be provided in the provisions of this Indenture or in the Board Resolution or the supplemental indenture creating such series. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series shall be issuable only in fully registered form in denominations of $1,000 and any integral multiple thereof.

         Section 303. Execution, Authentication and Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication; and the Trustee shall, upon Company Order, authenticate and deliver such Securities as in this Indenture provided and not otherwise; provided further that, with respect to Securities of a series constituting a medium term note program, the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order. The maturity date, original issuance date, interest rate and any other terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures. If provided for in such procedures, such Company Order may authorize authentication and delivery pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

         Prior to any such authentication and delivery, the Trustee shall be entitled to receive, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, and the Board Resolution and any certificate relating to the issuance of the series of Securities required to be furnished pursuant to Section 202, an Opinion of Counsel stating that:

                  (1) all instruments furnished to the Trustee conform to the requirements of the Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

                  (2) the form and terms of such Securities have been established in conformity with the provisions of this Indenture;

                  (3) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized and delivered by the Company and, assuming due authentication and delivery by the Trustee, constitute legal, valid and binding obligations of the Company in accordance with their terms and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding;

                  (4) the Indenture is qualified under the Trust Indenture Act; and

                  (5) such other matters as the Trustee may reasonably request;

and, if the authentication and delivery relates to Securities of a series constituting a medium term note program, paragraphs (2) and (3) of the foregoing opinion shall read as follows:

         (2) the form of such Securities have been established in conformity with the provisions of this Indenture;

         (3) all laws and requirements with respect to the execution and delivery by the Company of such Securities have been complied with, the Company has the corporate power to issue such Securities and such Securities have been duly authorized by the Company and when duly executed by the Company and completed and authenticated in accordance with the Indenture and issued, delivered and paid for in accordance with the applicable selling agency or distribution agreement, will have been duly issued under the Indenture and will constitute legal, valid and binding obligations of the Company in accordance with their terms and entitled to the benefits of this Indenture, equally and ratably with all other Securities, if any, of such series Outstanding.

and, if the authentication and delivery relates to a new series of Securities created by an indenture supplemental hereto, also stating that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture with respect to that series of Securities have been complied with, the Company has corporate power to execute and deliver any such supplemental indenture and has taken all necessary corporate action for those purposes and any such supplemental indenture has been executed and delivered and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws and legal principles affecting creditors' rights generally from time to time in effect and to general equitable principles, whether applied in an action at law or in equity).

         The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

         Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

         Section 304. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and, upon receipt of the documents required by Section 303, together with a Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment, without charge to the Holder; and upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series of authorized denominations. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         Section 305. Registration, Transfer and Exchange. The Company shall keep or cause to be kept a register or registers (herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular series, and for the registration of transfers of Securities or of Securities of such series. Any such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the information contained in such register or registers shall be available for inspection by the Trustee at the office or agency to be maintained by the Company as provided in Section 1002. There shall be no more than one Security Register for each series of Securities. The Trustee shall be Security Registrar for each series of Securities having a Place of Payment in the City of New York.

         Upon surrender for transfer of any Security of any series at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series of any authorized denominations, of a like aggregate principal amount, Stated Maturity and original issuance date.

         At the option of the Holder, Securities of any series may be exchanged for other Securities of such series of any authorized denominations, of a like aggregate principal amount, Stated Maturity and original issuance date, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Securityholder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         Every Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         Unless otherwise provided in the Security to be transferred or exchanged, no service charge shall be made for any transfer or exchange of Securities, but the Company may (unless otherwise provided in such Security) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Section 304 or 906 not involving any transfer.

         The Company shall not be required (i) to issue, transfer or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section 1103 and ending at the close of business on the date of such mailing, or (ii) to transfer or exchange any Security so selected for redemption in whole or in part.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 306. Mutilated, Destroyed, Lost and Stolen Securities. If (i) any mutilated Security is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of like tenor, series, Stated Maturity, original issuance date and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 307. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any

Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of his having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (l) or Clause (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 or less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holder of each such Security at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         If any installment of interest the Stated Maturity of which is on, or prior to, the Redemption Date for any Security called for redemption pursuant to Article Eleven is not paid or duly provided for on, or prior to, the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 308. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section
307) interest on, such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 309. Cancellation. All Securities surrendered for payment, redemption, transfer, or exchange or credit against a sinking fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already canceled, shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Security shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. The Trustee shall dispose of all canceled Securities in accordance with a Company Order and deliver a certificate of such disposition to the Company.

         Section 310. Computation of Interest. Unless otherwise provided as contemplated in Section 301, interest on the Securities shall be calculated on the basis of a 360-day year of twelve 30-day months.

         Section 311. Payment in Currencies. (a) Except as provided in subsection (d) below, payment of the principal of (and premium, if any) and interest on the Securities of any series shall be made in the currency or currencies or units specified pursuant to Section 301(3), unless the terms of such Security, as established pursuant to Section 301, expressly permit or require payment in another currency or currencies, in which case such payment shall be made in accordance with such terms. If the terms of Securities of a series denominated in one or more Foreign Currencies permit the Holder of a Security of such series to elect to receive payment in U.S. dollars, a Holder may make such election by delivering to the Trustee a written notice thereof, substantially in the form attached hereto as Exhibit A or in such other form as may be acceptable to the Trustee, not later than the close of business on the Regular or Special Record Date immediately preceding the applicable Interest Payment Date or the 15th day immediately preceding the Maturity of an installment of principal, as the case may be. Such election shall remain in effect with respect to such Holder until such Holder delivers to the Trustee a written notice rescinding such election, provided that any such notice must be delivered to the Trustee not later than the close of business on the Regular or Special Record Date immediately preceding the next Interest Payment Date or the 15th day immediately preceding the Maturity of an installment of principal, as the case may be, in order to be effective for the payment to be made thereon; and provided further that no such rescission may be made with respect to payments to be made on any Security with respect to which notice of redemption has been given by the Company pursuant to Article Eleven. Upon request, the Trustee will mail a copy of Exhibit A to any Holder requesting a copy thereof to the address of such Holder set forth in such request.

         (b) If at least one Holder has made the election referred to in subsection (a) above to receive payments in U.S. dollars on a series of Securities denominated in one or more Foreign Currencies, then the Trustee shall deliver to the Company, not later than the fourth Business Day after the Regular or Special Record Date with respect to an Interest Payment Date or the 10th day immediately preceding the Maturity of an installment of principal, as the case may be, a written notice specifying the amount of principal of (and premium, if any) and interest on such series of Securities to be paid in U.S. dollars on such payment date.

         (c) Except as otherwise specified as contemplated by Section 301 of the Indenture, if at least one Holder has made the election referred to in subsection (a) above to receive payments in U.S. dollars on a series of-Securities denominated in one or more Foreign Currencies, then the amount receivable by Holders of a series of Securities who have elected payment in U.S. dollars shall be determined by the Company on the basis of the applicable Exchange Rate set forth in the applicable Exchange Rate Officer's Certificate. The Company shall deliver, not later than the eighth day following each Regular or Special Record Date or the sixth day immediately preceding the maturity of an installment of principal, as the case may be, to the Trustee an Exchange Rate Officer's Certificate in respect of the payments to be made to such Holders on such payment date. Any costs incurred by or on behalf of the Company in connection with the conversion of any Foreign Currency to U.S. dollars pursuant to any such election made by a Securityholder shall be borne by the Securityholder making such an election through deduction from payments required to be made to such Securityholder pursuant to the terms of the Indenture and the applicable Security.

         (d) (i) If the Foreign Currency in which a series of Securities is denominated is not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, then with respect to each date for the payment of principal of (and premium, if any) and interest on such series of Securities occurring after the final date on which the Foreign Currency was so used, all payments with respect to the Securities of any such series shall be made in U.S. dollars. If payment is to be made in U.S. dollars to the Holders of any such series of Securities pursuant to the provisions of the preceding sentence, then the amount to be paid in U.S. dollars on a payment date by the Company to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by an Exchange Rate Agent and shall be equal to the excess of (1) the sum obtained by converting the specified Foreign Currency into U.S. dollars at the Exchange Rate (determined by such Exchange Rate Agent) on the second Business Day preceding such Interest Payment Date or the second Business Day preceding the Maturity of an installment of principal, as the case may be, or if no rate is quoted for such Foreign Currency, the last date such rate is quoted, over (2) the costs incurred by or on behalf of the Company in connection with such conversion.

                  (ii) If a composite currency in which a Security is denominated or payable ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, then with respect to each date for the-payment of principal of (and premium, if any) and interest on a series of Securities denominated in such composite currency (the "Conversion Date"), occurring after the last date on which such composite currency was so used, all payments with respect to the Securities of any such series shall be made in U.S. dollars.

         If payment with respect to Securities of a series denominated in a composite currency is to be made in U.S. dollars pursuant to the provisions of the preceding paragraph, then the amount to be paid in U.S. dollars on a payment date by the Company to the Trustee and by the Trustee or any Paying Agent to Holders shall be determined by an Exchange Rate Agent and shall be equal to the excess of (1) the sum of the amounts obtained by converting each Component of such composite currency into U.S. dollars at its respective Exchange Rate (as determined by the Exchange Rate Agent) on the second Business Day preceding such Interest Payment Date or on the second Business Day preceding the Maturity of an installment of principal, as the case may be, multiplied by the number of units of such composite currency that would have been so paid had such composite currency not ceased to be so used, over (2) the costs incurred by or on behalf of the Company in connection with such conversion.

         (e) All decisions and determinations of the Company or an Exchange Rate Agent regarding the-Exchange Rate or conversion of Foreign Currency into U.S. dollars pursuant to Section 104(f) or subsection (c) or (d)(i) above or Section 506 or the conversion of a composite currency into U.S. dollars pursuant to subsection (d)(ii) or Section 506 shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company (in the case of a determination by an Exchange Rate Agent), the Trustee, any Paying Agent and all Holders of the Securities. If a Foreign Currency in which payment of a series of Securities may be made, pursuant to subsection (a) above, is not available to the Company for making payments thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106) specifying the last date on which the Foreign Currency was used for the payment of principal of (and premium, if any) or interest on such series of Securities. In the event a composite currency in which a Security is denominated or payable ceases to be used for the purposes for which it was established or is not available due to circumstances beyond the control of the Company, the Company, after learning thereof, will give notice thereof to the Trustee immediately (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106). In the event of any subsequent change in any Component, the Company, after learning thereof, will give notice-to the Trustee similarly (and the Trustee promptly thereafter will give notice to the Holders in the manner provided in Section 106). The Trustee shall be fully justified and protected in relying and acting upon the information so received by it from the Company and from any Exchange Rate Agent and shall not otherwise have any duty or obligation to determine such information independently. The Company agrees to appoint and maintain an Exchange Rate Agent at all times necessary for the performance of the obligations of the Exchange Rate Agent specified herein.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

         Section 401. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to any series of Securities (except as to any surviving rights of conversion or registration of transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

                     (1) either:

                           (A) all Securities of that series theretofore
                  authenticated and delivered (other than (i) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and
                  (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee canceled or for cancellation; or

                           (B) all such Securities of that series not
                  theretofore delivered to the Trustee cancelled or for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at their
                  Stated Maturity within one year, or

                                    (iii) are to be called for redemption within
                  one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

              and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee canceled or for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

                     (2) the Company has paid or caused to be paid all other
                  sums payable hereunder by the Company with respect to the Securities of such series; and

                     (3) the Company has delivered to the Trustee an Officers'
                  Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with and that such deposit does not violate Section 1203 hereof.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities pursuant to Section 401 or 403, the obligations of the Company to the Trustee with respect to that series under Section 607 shall survive and the obligations of the Trustee under Sections 402 and 1003 shall survive.

         Section 402. Application of Trust Money. All money deposited with the Trustee pursuant to Section 401 or Section 403 shall be held in trust and applied by it, in accordance with the provisions of the series of Securities in respect of which it was deposited and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

         Section 403. Satisfaction, Discharge and Defeasance of Securities of any Series. If this Section 403 is specified, as contemplated by Section 301 to be applicable to Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of any such series at the time Outstanding, and the Trustee, at the demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction, discharge and defeasance of such indebtedness, when

                     (1) either:

                           (A) with respect to all Securities of such series at
                  the time Outstanding,

                                    (i) the Company has deposited or caused to
                  be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on all such Securities for principal (and premium, if any) and interest, on the days on which such principal (and premium, if any) or interest, as the case may be, is due and payable in accordance with the terms of this Indenture and such Securities, to the Stated Maturity or Redemption

                  Date thereof as contemplated by the penultimate paragraph of this Section 403, as the case may be; or

                                    (ii) the Company has deposited or caused to
                  be deposited with the Trustee as obligations in trust for such purpose such amount of direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States of America as will, together with the income to accrue thereon without consideration of any reinvestment thereof, be sufficient to pay and discharge the entire indebtedness on all such Securities for principal (and premium, if any) and interest, on the days on which such principal (and premium, if any) or interest, as the case may be, is due and payable in accordance with the terms of this Indenture and such Securities, to the Stated Maturity or Redemption Date thereof as contemplated by the penultimate paragraph of this Section 403, as the case may be; or

                           (B) the Company has properly fulfilled such other
                  means of satisfaction and discharge as is specified, as contemplated by Section 301, to be applicable to the Securities of such series;

                     (2) the Company has paid or caused to be paid all other
                  sums payable with respect to the Securities of such series at the time Outstanding;

                     (3) such deposit will not result in a breach or violation
                  of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                     (4) no Event of Default or event which, after notice or
                  lapse of time or both, would become an Event of Default shall have occurred and be continuing on the date of such deposit;

                     (5) the Company shall have delivered to the Trustee an
                  Opinion of Counsel to the effect that Holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 403 and will be subject to Federal income tax on the same amount and in the manner and at the same times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being discharged, accompanied by a ruling to that effect received from, or published by, the Internal Revenue Service;

                  (6) if the Securities are listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section 403 would not cause such Securities to be delisted; and

                  (7) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction, discharge and defeasance of the entire indebtedness on all Securities of any such series at the time Outstanding have been complied with and that such deposit does not violate Section 1203 hereof.

         Any deposits with the Trustee referred to in Section 403(1)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form satisfactory to the Trustee. If any Securities of such series at the time Outstanding are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

         Upon the satisfaction of the conditions set forth in this Section 403 with respect to all the Securities of any series at the time Outstanding, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company (except as to any surviving rights of conversion or registration of transfer or exchange of Securities of such series expressly provided for herein or in the form of Security for such series), provided that the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause
(iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law.

                                  ARTICLE FIVE

                                    REMEDIES

         Section 501. Events of Default. "Event of Default", wherever used herein, means with respect to any series of Securities any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture creating such series of Securities or in the form of Security for such series:

                  (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

                  (3) default in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of such series; or

                  (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture in respect of the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance of which or the breach of which is elsewhere in this Section specifically dealt with), all of such covenants and warranties in the Indenture which are not expressly stated to be for the benefit of a particular series of Securities being deemed in respect of the Securities of all series for this purpose, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) the entry of an order for relief against the Company under the Federal Bankruptcy Code by a court having jurisdiction in the premises or a decree or order by a court having jurisdiction in the premises adjudging the Company bankrupt or insolvent under any other applicable Federal or State law, or the entry of a decree or order approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (7) acceleration of the maturity of or failure to pay at maturity any Funded Debt of the Company in an aggregate principal amount exceeding $10 million; provided, however, that the Trustee shall not be deemed to have knowledge of any such event unless either (a) a Responsible Officer of the Trustee assigned to its Institutional Trust Services department (or successor department) shall have actual knowledge thereof or (b) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such Funded Debt or from any trustee or representative of any such holder; or

                  (8) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued, in the form of Security for such series or in or pursuant to the Board Resolution establishing the terms of the Securities of such series.

         Section 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in paragraph (1), (2), (3), (4) or (8) (if the Event of Default under paragraph (4) or (8) is with respect to less than all series of Securities then Outstanding) of Section 501 occurs and is continuing with respect to any series, then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding hereunder (each such series acting as a separate class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. If an Event of Default described in paragraph (4) or (8) (if the Event of Default under paragraph (4) or (8) is with respect to all series of Securities then Outstanding) or (5), (6), or (7) of Section 501 occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if any Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms thereof) of all the Securities then Outstanding and all accrued interest thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding.

         At any time after such a declaration of acceleration has been made with respect to the Securities of any series and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on the
                  Securities of such series,

                           (B) the principal of (and premium, if any, on) any
                  Securities of such series which have become due otherwise than by such declaration of acceleration, and interest thereon at the rate or rates prescribed therefor by the terms of the Securities of such series, to the extent that payment of such interest is lawful,

                           (C) interest upon overdue installments of interest at
                  the rate or rates prescribed therefor by the terms of the Securities of such series to the extent that payment of such interest is lawful, and

                           (D) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607; and

                  (2) all Events of Default with respect to such series of Securities, other than the nonpayment of the principal of the Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                  (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, or

                  (3) default is made in the payment of any sinking or purchase fund or analogous obligation when the same becomes due by the terms of the Securities of any series,

and any such default continues for any period of grace provided with respect to the Securities of such series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of any such Security (or the Holders of any such series in the case of Clause (3) above), the whole amount then due and payable on any such Security (or on the Securities of any such series in the case of Clause (3) above) for principal (and premium, if any) and interest, with interest, to the extent that payment of such interest shall be legally enforceable, upon the overdue principal (and premium, if any) and upon overdue installments of interest, at such rate or rates borne by the Security (or of Securities of any such series in the case of Clause (3) above) unless a higher rate is provided by applicable law or unless expressly otherwise provided by the terms of any such Security (or Securities of any such series in the case of Clause 3 above); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities of such series and collect the money adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 504. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceedings or otherwise,

                           (i) to file and prove a claim for the whole amount of
                  principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary and advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607) and of the Securityholders allowed in such judicial proceeding, and

                           (ii) to collect and receive any moneys or other
                  property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         Section 505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of the series in respect of which such judgment has been recovered.

         Section 506. Application of Money Collected. Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities of such series and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 607.

         SECOND: Subject to the provisions of Article Twelve, to the payment of the amounts then due and unpaid upon the Securities of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively. Subject to 311(d)(ii), the Securityholders of each series of Securities denominated in a composite currency or a Foreign Currency shall be entitled to receive a ratable portion of the amount determined by an Exchange Rate Agent by converting the principal amount Outstanding of such series of Securities in the currency in which such series of Securities is denominated into U.S. dollars at the Exchange Rate (as determined by the Exchange Rate Agent) as of the date of declaration of acceleration of the Maturity of the Securities (or, if there is no such rate on such date for the reasons specified in Section 311(d)(i), such rate on the date specified in such section).

         Section 507. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of such series;

it being understood and intended that no one or more Holders of Securities of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all the Holders of all Securities of such series.

         Section 508. Unconditional Right of Securityholders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on the

Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 509. Restoration of Rights and Remedies. If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Company, the Trustee and the Securityholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

         Section 510. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

         Section 512. Control by Securityholders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

                  (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability or be unjustly prejudicial to the Holders not taking part in such direction, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 513. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default not theretofore cured

                  (1) in the payment of the principal of (or premium, if any) or interest on any Security of such series, or in the payment of any sinking or purchase fund or analogous obligation with respect to the Securities of such series, or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 514. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders, holding in the aggregate more than 10% in principal amount of the outstanding Securities of any series to which the suit relates, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date).

         Section 515. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

         Section 601. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default with respect to any series of Securities,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to the Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise with respect to the Securities of such series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         Section 602. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit by mail to all Securityholders of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking or purchase fund installment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Securityholders of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series no such notice to Securityholders of such series shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default", with respect to Securities of any series, means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         Section 603. Certain Rights of Trustee. Except as otherwise provided in
Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         Section 604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         Section 605. May Hold Securities. The Trustee, any Paying Agent, Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613 may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         Section 606. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 607. Compensation and Reimbursement. The Company agrees:

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

         Section 608. Disqualification; Conflicting Interests.(1) If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series.

         Section 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to each series of Securities, which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder.

         Section 610. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

         (b) The Trustee may resign with respect to any series of Securities at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed with respect to any series of Securities at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities of that series, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 with respect to any series of Securities after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months, or

                  (2) the Trustee shall cease to be eligible under Section 609 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                  (3) the Trustee shall become incapable of acting with respect to any series of Securities, or

                  (4) the Trustee shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, with respect to the series or, in the case of Clause (4), with respect to all series, or (ii) subject to Section 514, any Securityholder who has been a bona fide Holder of a Security of such series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the series or, in the case of Clause (4), with respect to all series.

         (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee for that series of Securities. If, within one year after such resignation, removal or incapacity, or the occurrence of such vacancy, a successor Trustee with respect to such series of Securities shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Securityholders of such series and accepted appointment in the manner hereinafter provided, any Securityholder who has been a bona fide Holder of a Security of that series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of that series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its principal Corporate Trust Office.

         Section 611. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the predecessor Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Trustee shall become effective with respect to any series as to which it is resigning or being removed as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor Trustee with respect to any such series; but, on request of the Company or the successor Trustee, such predecessor Trustee shall, upon payment of its reasonable charges, if any, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the predecessor Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such predecessor Trustee hereunder with respect to all or any such series, subject nevertheless to its lien, if any, provided for in Section 607. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not being succeeded shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

         No successor Trustee with respect to any series of Securities shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible with respect to that series under this Article.

         Section 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         Section 613. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         Section 614. Appointment of Authenticating Agent. At any time when any of the Securities remain Outstanding the Trustee, with the approval of the Company, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as an Authenticating Agent, having a combined capital and surplus of not less than $5,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee, with the approval of the Company, may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

         The provisions of Sections 308, 604 and 605 shall be applicable to each Authenticating Agent.

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.


                                            [Insert name of Trustee], as Trustee


                                            By
                                               --------------------------------
                                               As Authenticating Agent


                                            By
                                               --------------------------------
                                               Authorized Officer

                                 ARTICLE SEVEN

                      SECURITYHOLDERS' LISTS AND REPORTS BY
                               TRUSTEE AND COMPANY

         Section 701. Company to Furnish Trustee Names and Addresses of Securityholders. The Company will furnish or cause to be furnished to the
Trustee:

         (a) semi-annually, not more than 15 days after January 1 and July 1 in each year in such form as the Trustee may reasonably require, a list of the names and addresses of the Holders of the Securities as of such date, and

         (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

         Section 702. Preservation of Information; Communications to Securityholders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in
Section 701 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         (b) If 3 or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with the Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within 5 Business Days after the receipt of such application, at its election, either:

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or to all Securityholders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within 5 days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Securityholders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Securityholders of such series or all Securityholders, as the case may be, with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with
Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

         Section 703. Reports by Trustee.(1) (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each July 15 following the date of this Indenture, deliver to Holders a brief report, dated as of such July 15, which complies with the provisions of such Section 313(a).

         (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

         Section 704. Reports by Company. The Company will:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Securityholders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

         Section 801. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially, as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 802. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein. In the event of any such conveyance or transfer, the Company as the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities and may be dissolved, wound up or liquidated at any time thereafter.


                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

         Section 901. Supplemental Indentures Without Consent of
Securityholders. Without the consent of the Holders of any Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

                  (2) to add to the covenants of the Company, or to surrender any right or power herein conferred upon the Company, for the benefit of the Holders of the Securities of any or all series (and if such covenants or the surrender of such right or power are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included or such surrenders are expressly being made solely for the benefit of one or more specified series); or

                  (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; or

                  (4) to add to this Indenture such provisions as may be expressly permitted by TIA as of the date of such supplemental indenture, excluding, however, the provisions referred to in Section 316(a)(2) of TIA as in effect at the date as of which this instrument was executed or any corresponding provision in any similar federal statute hereafter enacted; or

                  (5) to establish any form of Security, as provided in Article Two, and to provide for the issuance of any series of Securities as provided in Article Three and to set forth the terms thereof, and/or to add to the rights of the Holders of the Securities of any series; or

                  (6) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to Section 611; or

                  (7) to add any additional Events of Default in respect of the Securities of any or all series (and if such additional Events of Default are to be in respect of less than all series of Securities, stating that such Events of Default are expressly being included solely for the benefit of one or more specified series); or

                  (8) to provide for the issuance of Securities in coupon as well as fully registered form.

         No supplemental indenture for the purposes identified in Clauses (2),
(3), (5) or (7) above may be entered into if to do so would adversely affect the interest of the Holders of Securities of any series.

         Section 902. Supplemental Indentures with Consent of Securityholders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture or indentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities of each such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Maturity of the principal of, or the Stated Maturity of any premium on, or any installment of interest on, any Security, or reduce the principal amount thereof or the interest or any premium thereon, or change the method of computing the amount of principal thereof or interest thereon on any date or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity or the Stated Maturity, as the case may be, thereof (or, in the case of redemption or repayment, on or after the Redemption Date or the Repayment Date, as the case may be);


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


                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences, provided for in this Indenture;

                  (3) modify any of the provisions of this Section, Section 513 or Section 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

                  (4) modify the provisions of Article Twelve of this Indenture with respect to the subordination of Outstanding Securities of any series in a manner adverse to the Holders thereof.

         The Company may set a record date for purposes of determining the identity of the holders of each series of Securities entitled to give a written consent or waive compliance of a past default by the Company as authorized or permitted by this Section. Such record date shall be not more than 30 days prior to the first solicitation of such consent or waiver or earlier than the date of the most recent list of holders furnished to the Trustee pursuant to Section 312 of the Trust Indenture Act, prior to such solicitation.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not (except to the extent required in the case of a supplemental


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


indenture entered into under Section 901(4)) be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

         Section 905. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of TIA as then in effect.

         Section 906. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                  ARTICLE TEN

                                    COVENANTS

         Section 1001. Payment of Principal, Premium and Interest. With respect to each series of Securities, the Company will duly and punctually pay the principal of, and premium, if any, and interest on, such Securities in accordance with their terms and this Indenture, and will duly comply with all the other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

         Section 1002. Maintenance of Office or Agency. The Company will maintain an office or agency in each Place of Payment where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         Section 1003. Money for Security Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on, any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal (and premium, if any) or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal (and premium, if any) or interest on the Securities of such series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture with respect to any series of Securities or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent in respect of each and every series of Securities as to which it seeks to discharge this Indenture or, if for any other purpose, all sums so held in trust by the Company in respect of all Securities, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. The Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company mail to the Holders of the Securities as to which the money to be repaid was held in trust, as their names and addresses appear in the Security Register, a notice that such moneys remain unclaimed and that, after a date specified in the notice, which shall not be less than 30 days from the date on which the notice was first mailed to the Holders of the Securities as to which the money to be repaid was held in trust, any unclaimed balance of such moneys then remaining will be paid to the Company free of the trust formerly impressed upon it.

         Section 1004. Statement as to Compliance. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by any two of the President, a Vice President and the Treasurer (one of which shall be the Company's principal executive officer, principal financial officer or principal accounting officer) stating, as to each signer thereof, that:

                  (1) a review of the activities of the Company during such year and of the performance under this Indenture and under the terms of the Securities has been made under his supervision; and

                  (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Indenture throughout such year and is in compliance with all conditions and covenants under this Indenture, or, if there has been a default in the fulfillment of any such covenant, condition or obligation, specifying each such default known to him and the nature and status thereof. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

         Section 1005. Corporate Existence. Subject to Article Eight the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         Section 1006. Limitation on Liens. (a) The Company will not, nor will it permit any Subsidiary to, issue, assume or guarantee any Debt if such Debt is secured by any Mortgage upon any Timberlands or any Principal Manufacturing Facility now owned or hereafter acquired, without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of such Debt, that the Securities Outstanding (together with, if the Company shall so determine, any other indebtedness of, or guaranteed by, the Company or such Subsidiary ranking equally with the Securities Outstanding or thereafter created) shall be secured equally and ratably with (or prior to) such Debt; provided, however, that the foregoing restriction shall not apply to:

                  (1) Mortgages on any property acquired, constructed or improved by the Company or any Subsidiary after the date of this Indenture which are created or assumed contemporaneously with, or within 180 days after, such acquisition (or in the case of property constructed or improved, after the completion and commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of any part of the purchase price of such property or the cost of such construction or improvement, or Mortgages on any property existing at the time of acquisition thereof; provided that in the case of any such construction or improvement the Mortgage shall not apply to any property theretofore owned by the Company or any Subsidiary, other than any theretofore unimproved real property on which the property so constructed, or the improvement, is located;

                  (2) Mortgages on any property acquired from a corporation which is merged with or into the Company or a Subsidiary or Mortgages outstanding at the time any corporation becomes a Subsidiary;

                  (3) Mortgages in favor of the Company or any Subsidiary;

                  (4) Mortgages granted or incurred by any Financial Services Subsidiary; and

                  (5) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (1) to (4), inclusive; provided, however, that the principal amount of Debt secured thereby shall not exceed the principal amount of Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to all or part of the property which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

         (b) Notwithstanding the provisions of subsection (a), of this Section 1006, the Company or any Subsidiary may issue, assume or guarantee secured Debt, which would otherwise be subject to the foregoing restrictions, in an aggregate amount which, together with all other such Debt and all Attributable Debt in respect of Sale and Leaseback Transactions (as defined in Section 1007) of the Company and its Subsidiaries existing at such time (other than Sale and Leaseback Transactions the proceeds of which have been applied in accordance with clause (b) of Section 1007) does not at the time exceed 10% of the net tangible assets of the Company and its consolidated Subsidiaries, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company. The term "net tangible assets of the Company and its consolidated Subsidiaries" shall mean the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense (to the extent included in such aggregate amount of assets) and other like intangibles, all as set forth on the most recent consolidated balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

         (c) For the purposes of this Section 1006, the following types of transactions, among others, shall not be deemed to create Debt secured by a
Mortgage:

                  (a) the Mortgage, sale or other transfer of timber in connection with an arrangement under which the Company or a Subsidiary is obligated to cut such timber or a portion thereof in order to provide the mortgagee or transferee with a specified amount of money however determined; and


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


                  (b) the Mortgage of any property of the Company or any Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such Mortgages.

         Section 1007. Limitation on Sale and Leaseback Transactions. The Company will not, nor will it permit any Subsidiary to, enter into any arrangement with any person providing for the leasing to the Company or a Subsidiary of any Timberlands or any Principal Manufacturing Facility (except for temporary leases for a term of not more than three years), which property has been owned and in the case of any such Principal Manufacturing Facility, has been placed in commercial operation for more than 180 days by the Company or such Subsidiary and has been or is to be sold or transferred by the Company or such Subsidiary to such person (herein referred to as a "Sale and Leaseback Transactions"), unless either (a) the Company or such Subsidiary would be entitled to incur Debt secured by a Mortgage on the property to be leased in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transactions without equally and ratably securing the Securities pursuant to
Section 1006 or (b) the Company shall, and in any such case the Company covenants that it will, apply an amount equal to the fair value (as determined by the Board of Directors) of the property so leased to the retirement, within 180 days of the effective date of any such Sale and Leaseback Transactions, of Securities or of Funded Debt of the Company which ranks on a parity with the Securities.

         Section 1008. Limitation on Debt of Subsidiaries

         (a) The Company will not permit any Subsidiary to issue, assume or guarantee any Debt; provided, however, that the foregoing restriction shall not apply to any of the following:

         (1) Debt of a Subsidiary secured by a Mortgage permitted under Section 1006;

         (2) Debt of a corporation existing at the time such corporation is merged into, or consolidated with, a Subsidiary or at the time of a sale, lease or other disposition of the properties of such corporation (or a division thereof) as an entirety or substantially as an entirety to a Subsidiary;

         (3) Debt of a corporation existing at the time such corporation first becomes a Subsidiary;

         (4) Debt of a Subsidiary to, or held by, the Company or another Subsidiary;

         (5) Debt of a Subsidiary existing at the date of this Indenture;

         (6) Debt created in connection with, or with a view to, compliance by such Subsidiary with the requirements of any program adopted by any federal, state or local governmental authority and applicable to such Subsidiary and providing financial or tax benefits to such Subsidiary which are not available directly to the Company;

         (7) Debt of a Subsidiary incurred to pay all or any part of the purchase price or the cost of construction of property or equipment acquired by a Subsidiary, provided such Debt is incurred within one year after acquisition, or completion of construction and full operation, whichever is later;

         (8) Debt of a Subsidiary incurred to construct additions, substantial repairs or alterations or substantial improvements to properties of a Subsidiary, provided the amount of such Debt does not exceed the expense incurred to construct such additions, substantial repairs or alterations or substantial improvements and provided further that such Debt is incurred within one year after the completion of construction and full operation;

         (9) Debt of a Subsidiary to a public entity on which the interest payments to bondholders of such public entity are exempt from Federal income tax under Section 103 of the Internal Revenue Code (or any successor to such provision);

         (10) Debt of a Financial Services Subsidiary; or

         (11) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Debt referred to in the foregoing clauses (1) to (10), inclusive; provided, however, that the principal amount of Debt issued pursuant to such extension, renewal or replacement and not otherwise authorized by said clauses (1) to (10), inclusive, shall not exceed the principal amount of the Debt so extended, renewed or replaced, plus any premium or fee payable in connection with any such extension, renewal or replacement.

         (b) Notwithstanding the foregoing provisions of subsection (a) of this
Section 1008, any Subsidiary may issue, assume or guarantee Debt which would otherwise be subject to the foregoing restrictions in an aggregate principal amount which, together with the aggregate outstanding principal amount of all other Debt of the Company's Subsidiaries which would otherwise be subject to the foregoing restrictions (not including Debt permitted to be incurred under clauses (1) to (11) inclusive of Section 1008(a) above), does not at any one time exceed 10% of the net tangible assets of the Company and its consolidated Subsidiaries as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company.

         Section 1009. Limitation on Transfers of Principal Manufacturing Facilities or Timberlands to Financial Services Subsidiaries. The Company will not, nor will it permit any Subsidiary (other than a Financial Services Subsidiary) to, sell, transfer or otherwise dispose of any Principal Manufacturing Facility or Timberlands to any Financial Services Subsidiary other than for cash or other consideration which, in the opinion of the Board of Directors, constitutes fair value for such Principal Manufacturing Facility or such Timberlands.

         Section 1010. Waiver of Certain Covenants. The Company may omit in respect of any series of Securities, in any particular instance, to comply with any covenant or condition set forth in Sections 1006, 1007, 1008 and 1009, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Securities at the time Outstanding of such series shall, by Act of such Securityholders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

         Section 1101. Applicability of Article. The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking or purchase fund or analogous obligation or otherwise, by provision therefor in the form of Security for such series established and approved pursuant to Section 202 and on such terms as are specified in such form or in the indenture supplemental hereto with respect to Securities of such series as provided in Section 301. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, the succeeding Sections of this Article.

         Section 1102. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed.

         In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

         Section 1103. Selection by Trustee of Securities to be Redeemed. If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may include provision for the selection for redemption of portions of the principal of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. Unless otherwise provided in the terms of a particular series of Securities, the portions of the principal of Securities so selected for partial redemption shall be equal to the minimum authorized denomination of the Securities of such series, or an integral multiple thereof, and the principal amount which remains Outstanding shall not be less than the minimum authorized denomination for Securities of such series.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

         Section 1104. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

         (1) the Redemption Date;

         (2) the Redemption Price, or if not then ascertainable, the manner of calculation thereof;

         (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed, from the Holder to whom the notice is given;

         (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue from and after said date;

         (5) the place where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company in the Place of Payment; and

         (6) that the redemption is on account of a sinking or purchase fund, or other analogous obligation, if that be the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at Company Request, by the Trustee in the name and at the expense of the Company.

         Section 1105. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of all the Securities which are to be redeemed on that date.

         Section 1106. Securities Payable on Redemption Date. Notice of Redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with the notice, such Securities shall be paid by the Company at the Redemption Price. Installments of interest the Stated Maturity of which is on or prior to the Redemption Date shall be payable to the Holders of such Securities registered as such on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security, or as otherwise provided in such Security.

         Section 1107. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company in the Place of Payment with respect to that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, original issuance date and Stated Maturity, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

         Section 1108. Provisions with Respect to any Sinking Funds. Unless the form or terms of any series of Securities shall provide otherwise, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancellation any Securities of such series theretofore acquired by the Company, or (2) receive credit for any Securities of such series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee for cancellation, and if it does so then (i) Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series, and (ii) on or before the 60th day next preceding each sinking fund Redemption Date with respect to such series of Securities, the Company will deliver to the Trustee (A) an Officers' Certificate specifying the portions of such sinking fund payment to be satisfied by payment of cash and by delivery or credit of Securities of such series acquired by the Company, and (B) such Securities, to the extent not previously surrendered. Such Officers' Certificate shall also state the basis for such credit and that the Securities for which the Company elects to receive credit have not been previously so credited and were not acquired by the Company through operation of the mandatory sinking fund, if any, provided with respect to such Securities and are not required to be delivered to the Trustee pursuant to Section 309 and shall also state that no Event of Default with respect to Securities of such series has occurred and is continuing. All Securities so delivered to the Trustee shall be canceled by the Trustee and no Securities shall be authenticated in lieu thereof.

         If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in

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


cash shall exceed $50,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, that cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 1106. The Trustee shall select, in the manner provided in
Section 1103, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize that cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the name of and at the expense of the Company in the manner provided in Section 1104 (and with the effect provided in Section 1106) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 1108. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or, redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

         On or before each sinking fund Redemption Date provided with respect to Securities of any series, the Company shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this
Section 1108.

                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

         Section 1201. Securities Subordinate to Senior Indebtedness. Except as otherwise specified pursuant to Section 301 for Securities of any series, the Company covenants and agrees, and each Holder of a Security, by such Holder's acceptance thereof, likewise covenants and agrees, for the benefit of the holders, from time to time, of Senior Indebtedness, that to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any, on) and interest, if any, on each and all of the Securities are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full of all Senior Indebtedness.

         Section 1202. Payment Upon Dissolution, etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company as the case may be, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company then and in any such event

                  (1) the holders of all Senior Indebtedness shall first be entitled to receive payment in full (or provision is made for payment in money or money's worth) of the principal thereof (and premium, if any, thereon) and interest thereon (including, without limitation, all interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding), before the Holders of the indebtedness evidenced by the Securities are entitled to receive any payment or distribution of any kind or character on account of principal (or premium, if any, on) or interest, if any, on such indebtedness; and

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the Company by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the representative or representatives of the holders of Senior Indebtedness, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, before all

         Senior Indebtedness is paid in full (or provision therefor is made in money or money's worth), and such fact shall at or prior to the time of such payment or distribution have been made known to the Trustee or such Holder, as the case may be, then such payment or distribution shall be paid over to the representative or representatives of the holders of such Senior Indebtedness, or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full (or to provide for payment thereof in money or money's worth), after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company as the case may be, is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

         Section 1203. No Payment When Senior Indebtedness in Default.

         (a) No payments on account of the principal of (or premium, if any, on) or interest, if any, on the Securities shall be made by the Company if, at the time of such payment or immediately after giving effect thereto, there shall exist with respect to any Senior Indebtedness or any agreement pursuant to which any Senior Indebtedness is issued, any default in the payment of principal, premium (if any) or interest in respect of such Senior Indebtedness beyond any applicable grace period with respect thereto.

         (b) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provision of this Section, and such fact shall at or prior to the time of such payment or distribution have been made known to the Trustee or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

         Section 1204. Payment Permitted if No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company at any time except during the pendency of any case, proceeding, liquidation, dissolution or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1202 or under the conditions described in Section 1203, from making payments at any time of principal of (or premium, if any, on) or interest, if any, on the Securities.

         Section 1205. Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness (or the making of provision therefor in money or money's worth), the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any, on) and interest, if any, on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         Section 1206. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any, on) and interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness.

         Section 1207. Trustee to Effectuate Subordination. Each Holder of a Security by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

         Section 1208. No Waiver of Subordination Provisions. (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided (as the subordination provisions of this Article Twelve may be amended or supplemented from time to time in accordance with the provisions of this Indenture) shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         (b) Without in any way limiting the generality of paragraph (a) of this Section, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

         Section 1209. Notice to Trustee. (a) The Company shall give prompt written notice to the Trustee of any fact known to it which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any fact that would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to TIA Sections 315(a) through 315(d), shall be entitled in all respects to assume that no such facts exist; provided, however, that, if the Trustee shall not have received the notice provided for in this Section at least five Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any, on) or interest, if any, on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within five Business Days prior to such date.

         (b) Subject to TIA Sections 315(a) through 315(d), the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or such holder's representative or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or such holder's representative or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 1210. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to TIA Sections 315(a) through 315(d), and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         Section 1211. Rights of Trustee as a Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Notwithstanding anything to the contrary in this Indenture, nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

         Section 1212. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1211 shall not apply to the Company or any of its Affiliates if it or such Affiliate acts as Paying Agent.

         Section 1213. No Suspension of Remedies. Nothing contained in this Article shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the Maturity of the Securities pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law.

         Section 1214. Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from cash or the proceeds of obligations which are fully guaranteed by the United States of America held in trust under Article Four hereof by the Trustee and which were deposited in accordance with the terms of this Article, for the payment of principal of (and premium, if any, on) and interest, if any, on the Securities and which deposit, at the date thereof, was not in violation of Section 1203 hereof, shall not be subordinated to the prior payment of any Senior Indebtedness, and none of the Trustee or the Holders shall be obligated to pay over any such amount to the Company or any holder of Senior Indebtedness or any other creditor of the Company.

         Section 1215. Trustee Not Fiduciary for Holders of Senior Indebtedness. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                            TEMPLE-INLAND INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

Attest:


---------------------------------
Name:
Title:  Treasurer


                                            JPMORGAN CHASE BANK


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:  Assistant Vice President

Attest:

---------------------------------
Name:
Title:   Assistant Secretary

                   TRUST INDENTURE ACT CROSS-REFERENCE TABLE*

TRUST INDENTURE ACT SECTION                                INDENTURE SECTION
Section 310 (a)(1) .....................................        609
            (a)(2) .....................................        609
            (a)(3) .....................................        N.A.
            (a)(4) .....................................        N.A.
            (a)(5) .....................................        609
            (b)    .....................................        608
            (c)    .....................................        N.A.

Section 311 (a)    .....................................        613
            (b)    .....................................        613
            (c)    .....................................        N.A.

Section 312 (a)    .....................................        701; 702(a)
            (b)    .....................................        702(b)
            (c)    .....................................        702(c)

Section 313 (a)    .....................................        703(a)
            (b)(1) .....................................        N.A.
            (b)(2) .....................................        607
            (c)    .....................................        703(a)
            (d)    .....................................        703(b)

Section 314 (a)(1)-(3)..................................        704
            (a)(4) .....................................        1004
            (b)    .....................................        N.A.
            (c)(1) .....................................        102
            (c)(2) .....................................        102
            (c)(3) .....................................        N.A.
            (d)    .....................................        N.A.
            (e)    .....................................        102
            (f)    .....................................        N.A.

Section 315 (a)    .....................................        601(a); 601(c)
            (b)    .....................................        602
            (c)    .....................................        601(b)
            (d)    .....................................        601
            (e)    .....................................        514

Section 316 (a)(last sentence) .........................        101
            (a)(1)(A) ..................................        502; 512
            (a)(1)(B) ..................................        513
            (a)(2) .....................................        N.A.
            (b)    .....................................        508
            (c)    .....................................        101; 307

Section 317 (a)(1) .....................................        503
            (a)(2) .....................................        504
            (b)    .....................................        1003

Section 318 (a)    .....................................        107
            (b)    .....................................        N.A.
            (c)    .....................................        107

N.A. means not applicable

---------

 * This Trust Indenture Act Cross-Reference Table is not part of the Indenture.